UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2004

FIFTH THIRD BANCORP

(Exact name of registrant as specified in its charter)

Ohio	0-8076	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 534-5300

Not Applicable

(Former name or address, if changed since last report)

Item 7. Financial Statements and Exhibits

Exhibit 99.1 – Press release dated July 15, 2004.

Item 9. Regulation FD Disclosure

On July 15, 2004, Fifth Third Bancorp issued a press release announcing its earnings release for the second quarter of 2004. A copy of this press release is attached as Exhibit 99.1. This information is furnished under both Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition in accordance with SEC Release No. 33-8176. The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 12. Results of Operations and Financial Condition

On July 15, 2004, Fifth Third Bancorp issued a press release announcing its earnings release for the second quarter of 2004. A copy of this press release is attached as Exhibit 99.1. This information is furnished under both Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition in accordance with SEC Release No. 33-8176. The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP

(Registrant)

July 15, 2004

/s/ R. Mark Graf

R. Mark Graf

Senior Vice President and

Chief Financial Officer